EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Jill K. Conway, do hereby make, constitute and appoint Andrew D. Hendry and Nina D. Gillman, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2003, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 11th day of March, 2004.

/S/ JILL K. CONWAY

Name: Jill K. Conway

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Ronald E. Ferguson, do hereby make, constitute and appoint Andrew D. Hendry and Nina D. Gillman, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2003, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 11th day of March, 2004.

/S/ RONALD E. FERGUSON

Name: Ronald E. Ferguson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Carlos M. Gutierrez, do hereby make, constitute and appoint Andrew D. Hendry and Nina D. Gillman, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2003, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 11th day of March, 2004.

/S/ CARLOS M. GUTIERREZ

Name: Carlos M. Gutierrez

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Ellen M. Hancock, do hereby make, constitute and appoint Andrew D. Hendry and Nina D. Gillman, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2003, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 11th day of March, 2004.

/S/ ELLEN M. HANCOCK

Name: Ellen M. Hancock

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, David W. Johnson, do hereby make, constitute and appoint Andrew D. Hendry and Nina D. Gillman, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2003, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 11th day of March, 2004.

/S/ DAVID W. JOHNSON

Name: David W. Johnson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Richard J. Kogan, do hereby make, constitute and appoint Andrew D. Hendry and Nina D. Gillman, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2003, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 11th day of March, 2004.

/S/ RICHARD J. KOGAN

Name: Richard J. Kogan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Delano E. Lewis, do hereby make, constitute and appoint Andrew D. Hendry and Nina D. Gillman, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2003, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 11th day of March, 2004.

/S/ DELANO E. LEWIS

Name: Delano E. Lewis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Elizabeth A. Monrad, do hereby make, constitute and appoint Andrew D. Hendry and Nina D. Gillman, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2003, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 11th day of March, 2004.

/S/ ELIZABETH A. MONRAD

Name: Elizabeth A. Monrad

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Howard B. Wentz, Jr., do hereby make, constitute and appoint Andrew D. Hendry and Nina D. Gillman, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2003, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 11th day of March, 2004.

/S/ HOWARD B. WENTZ, JR.

Name: Howard B. Wentz, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Reuben Mark, do hereby make, constitute and appoint Andrew D. Hendry and Nina D. Gillman, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2003, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 11th day of March, 2004.

/S/ REUBEN MARK

Name: Reuben Mark